UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – August 29, 2016

Energy Future Holdings Corp.

(Exact name of registrant as specified in its charter)

Texas	1-12833	46-2488810
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Intermediate Holding Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34544	26-1191638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Competitive Holdings Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34543	75-1837355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201

(Address of principal executive offices, including zip code)

214-812-4600

(Registrants’ telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Background Information

On April 29, 2014, Energy Future Holdings Corp. (“EFH Corp.”) and the substantial majority of its direct and indirect subsidiaries, including Energy Future Intermediate Holding Company LLC (“EFIH”), Energy Future Competitive Holdings Company LLC (“EFCH”) and Texas Competitive Electric Holdings Company LLC (“TCEH”), but excluding Oncor Electric Delivery Holdings Company LLC (“Oncor”) and its direct and indirect subsidiaries, filed voluntary petitions for relief (the “Bankruptcy Filing”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The cases pending in the Bankruptcy Court concerning the Bankruptcy Filing are referred to in this Current Report on Form 8-K as the “Chapter 11 Cases.” During the pendency of the Chapter 11 Cases, EFH Corp. and its direct and indirect subsidiaries that are included in the Bankruptcy Filing (collectively, the “Debtors”) are operating their businesses as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

Item 1.03	Bankruptcy or Receivership.

On August 29, 2016, the Bankruptcy Court entered an order (the “Confirmation Order”), a copy of which is attached hereto as Exhibit 2(a), confirming the Debtors’ Third Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code (the “Plan”) solely as it pertains to EFCH, TCEH and the subsidiaries of TCEH that are Debtors (the “TCEH Debtors”) and the EFH Shared Services Debtors (as defined in the Plan). The Plan, a copy of which is attached hereto as Exhibit 2(b), incorporates by reference certain documents filed with the Bankruptcy Court as part of the “Plan Supplement,” as the same has been amended from time to time prior to confirmation of the Plan and may be further amended prior to the effective date of the Plan (the “Effective Date”).

The Plan provides that the confirmation and effective date of the plan of reorganization with respect to the TCEH Debtors and the EFH Shared Services Debtors will occur separate from, and independent of, the confirmation and effective date of the plan of reorganization with respect to EFH Corp., EFIH and their subsidiaries that are Debtors, excluding the TCEH Debtors and the EFH Shared Services Debtors (the “EFH Debtors”). The EFH Debtors will emerge from the Chapter 11 Cases if and when a plan of reorganization with respect to the EFH Debtors receives the requisite approval from holders of claims against, or interests in, the EFH Debtors, the Bankruptcy Court enters an order confirming such plan of reorganization, and the conditions to the effectiveness of such plan of reorganization, as stated therein, are satisfied.

The Plan, all documents included in the Plan Supplement, and the Confirmation Order are available free of charge at www.efhcaseinfo.com. Information on or connected to this website does not constitute part of this Current Report on Form 8-K.

Restructuring Transactions under the Plan

The following is a summary of certain provisions of the Plan confirmed as it relates to the TCEH Debtors and EFH Shared Services Debtors and is not intended to be a complete description of the Plan. The following summary is qualified in its entirety by reference to the full text of the Plan (including the Plan Supplement) and the Confirmation Order. The Plan and the Confirmation Order are incorporated by reference into this Item 1.03. Capitalized terms used but not defined in this Current Report on Form 8-K shall have the meanings given to them in the Plan.

The Plan effectuates the Chapter 11 restructuring of the TCEH Debtors and the EFH Shared Services Debtors, among other things, in the following manner:

•	the TCEH Debtors and EFH Shared Services Debtors will execute the following transactions as part of a tax-free spin-off from EFH Corp.:

•

pursuant to the Separation Agreement, the form of which is included in the Plan Supplement, (A) TCEH will contribute all of TCEH’s interests in its subsidiaries (excluding the stock of TCEH Finance, Inc.), and (B) EFH Corp. and certain of its subsidiaries will contribute (i) the equity interests in the EFH Shared Services Debtors and (ii) certain other assets and liabilities related to the TCEH Debtors’ operations (such transactions collectively, the “Contribution”), in each case to a newly formed limited liability company (“Reorganized TCEH LLC”), in exchange for which TCEH will receive 100% of the Reorganized TCEH LLC membership interests;

•	immediately following the completion of the Contribution, Reorganized TCEH LLC will contribute the equity in one or more TCEH Debtors (or, potentially, certain assets or joint interests in certain TCEH Assets) to a subsidiary of Reorganized TCEH LLC (“Reorganized TCEH PrefCo”) in exchange for 100% of Reorganized TCEH PrefCo’s (i) common stock and (ii) contingent-voting preferred stock (the “Reorganized TCEH PrefCo Preferred Shares”), and immediately thereafter, and pursuant to a prearranged and binding agreement, Reorganized TCEH LLC or one of its direct or indirect subsidiaries will sell all of the Reorganized TCEH PrefCo Preferred Shares to one or more third party investors in exchange for cash and distribute the proceeds from such sale to TCEH to fund recoveries under the Plan (the “Reorganized TCEH PrefCo Preferred Stock Sale”);

•	immediately following the Reorganized TCEH PrefCo Preferred Stock Sale, Reorganized TCEH LLC will be converted (the “Reorganized TCEH Conversion”) from a Delaware limited liability company into a Delaware corporation (as converted, “Reorganized TCEH”);

•	immediately following the Reorganized TCEH Conversion, TCEH will distribute (i) all shares of Reorganized TCEH Common Stock (as defined below), (ii) the net cash proceeds from (a) all or a portion of the long-term debt that will be converted to exit financing under TCEH’s existing debtor-in-possession financing on the Effective Date and (b) the Reorganized TCEH PrefCo Preferred Stock Sale, and (iii) the rights to receive payments under (and otherwise share in the benefits of) a tax receivable agreement under which Reorganized TCEH will agree to make payments in respect of its (or its subsidiaries’) specified tax items, in each case to the first lien creditors of TCEH in exchange for the cancellation of their allowed claims against TCEH;

•	upon emergence from bankruptcy, the creditors of the TCEH Debtors and EFH Shared Services Debtors (other than the first lien creditors of TCEH) will receive the applicable consideration, if any, set forth in the Plan; and

•	EFCH, TCEH and certain of the other Debtor entities (other than the subsidiaries of TCEH being transferred to Reorganized TCEH in the Contribution) will be dissolved and liquidated in accordance with the Plan and applicable law.

The Plan will become effective as to the TCEH Debtors and the EFH Shared Services Debtors, and the TCEH Debtors and the EFH Shared Services Debtors will emerge from the Chapter 11 Cases, if and when, certain conditions (including the receipt of certain regulatory approvals) set forth in the Plan are satisfied or waived.

Common Stock Expected to be Issued under the Plan in Exchange for Allowed Claims of TCEH First Lien Creditors

On the Effective Date, approximately 450,000,000 shares of common stock of Reorganized TCEH (“Reorganized TCEH Common Stock”) are expected to be issued and outstanding, subject to dilution only by shares of Reorganized TCEH Common Stock issuable under a management incentive plan expected to be established by Reorganized TCEH.

Certain Information Regarding Assets and Liabilities of EFH Corp. and EFCH

Information regarding the assets and liabilities of EFH Corp. and EFCH as of the most recent practicable date is hereby incorporated by reference from their respective Quarterly Reports on Form 10-Q for the fiscal quarter ended June 30, 2016, each filed with the Securities and Exchange Commission on August 2, 2016.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2(a)	Confirmation Order

2(b)	Third Amended Joint Plan of Reorganization

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. All statements, other than statements of historical facts, are forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. Although we believe that in making any such forward-looking statement our expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and is qualified in its entirety by reference to the discussion of risk factors under “Risk Factors” and the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filed by each of EFH Corp., EFIH and EFCH and the following important factors, among others, that could cause actual results to differ materially from those projected in such forward-looking statements:

•	whether the conditions (including required regulatory approvals) to consummate the transactions contemplated by the Plan as it relates to the TCEH Debtors and the EFH Shared Services Debtors will be satisfied or waived;

•	our ability to obtain the Bankruptcy Court’s confirmation of a plan of reorganization with respect to the EFH Debtors, and if confirmed, whether the conditions (including required regulatory approvals) to consummate the transactions contemplated by such plan of reorganization will be satisfied or waived;

•	the effectiveness of the overall restructuring activities pursuant to the Chapter 11 Cases and any additional strategies we employ to address our liquidity and capital resources;

•	the actions and decisions of creditors, regulators and other third parties that have an interest in the Chapter 11 Cases; and

•	restrictions on us due to the terms of debtor-in-possession financing facilities and restrictions imposed by the Bankruptcy Court.

Any forward-looking statement speaks only at the date on which it is made, and except as may be required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for us to predict all of them; nor can we assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. As such, you should not unduly rely on such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY FUTURE HOLDINGS CORP.

/s/ Terry L. Nutt
Name:	Terry L. Nutt
Title:	Senior Vice President & Controller

ENERGY FUTURE INTERMEDIATE HOLDING COMPANY LLC

/s/ Terry L. Nutt
Name:	Terry L. Nutt
Title:	Senior Vice President & Controller

ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY LLC

/s/ Terry L. Nutt
Name:	Terry L. Nutt
Title:	Senior Vice President & Controller

Dated: August 30, 2016